Exhibit 99.2
     PLEDGE AGREEMENT dated as of August 8, 2008 (this “Agreement”), among QUICKSILVER RESOURCES INC., a Delaware corporation (the “Borrower”), the SUBSIDIARIES of the Borrower whose signatures appear below or who become parties hereto after the date hereof as provided in Section 7.11 (collectively, together with the Borrower, the “Pledgors”) and CREDIT SUISSE, Cayman Islands Branch (“Credit Suisse”), in its capacity as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”). Capitalized terms used in this Agreement have the meanings assigned to them in Article I below.
W I T N E S S E T H:
     WHEREAS, the Borrower intends to acquire (the “Acquisition”) certain producing, leasehold, royalty, midstream and other assets associated with the Barnett Shale formation in Texas.
     WHEREAS, in connection with the Acquisition, the Borrower, the Lenders and Credit Suisse, as Administrative Agent, are entering into the Credit Agreement, under which the Borrower may obtain Loans in an aggregate principal amount not in excess of $700,000,000.
     WHEREAS, it is a condition precedent to the obligations of the Lenders to make Loans pursuant to the Credit Agreement that the Pledgors create, in favor of the Collateral Agent, for the benefit of the Term Secured Parties, Liens on the Pledged Collateral as security for the indefeasible payment in full in cash and performance of the Term Obligations.
     WHEREAS, the Existing Senior Notes Indenture provides that the Pledgors may not create, incur or suffer to exist Liens on the Collateral created under the Security Documents unless such Liens are “Permitted Liens” under and as defined in the Existing Senior Notes Indenture or, contemporaneously with the incurrence of such Liens, effective provision is made to secure the Existing Senior Notes Obligations equally and ratably with the indebtedness secured by such Liens for so long as such indebtedness is so secured.
     WHEREAS, each Pledgor has duly authorized the execution, delivery and performance of this Agreement.
     WHEREAS, it is in the best interests of each Pledgor to execute this Agreement inasmuch as such Pledgor will derive substantial direct and indirect benefits from the making of Loans to the Borrower by the Lenders pursuant to the Credit Agreement.
               NOW THEREFORE, in consideration of the foregoing and the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and in order to induce the Lenders to make Loans pursuant to the Credit Agreement, the parties hereto agree as follows:

ARTICLE I
Definitions
          SECTION 1.01. Certain Terms. The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings:
          “Acquisition” has the meaning given to such term in the recitals.
          “Agreement” has the meaning given to such term in the preamble.
          “Borrower” has the meaning given to such term in the preamble.
          “Collateral Agent” has the meaning given to such term in the preamble.
          “Combined Loan Documents” means the Loan Documents and the Existing Senior Notes Documents.
          “Contingent Obligations” means contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made.
          “Contribution Agreement” means that certain Contribution Agreement dated as of September 11, 2007, between the Borrower and BreitBurn Operating L.P., a Delaware limited partnership, as the same may be amended, modified or supplemented from time to time.
          “Credit Agreement” means the Credit Agreement dated as of August 8, 2008, among the Borrower, the Lenders and Credit Suisse, as Administrative Agent.
          “Credit Suisse” has the meaning given to such term in the preamble.
          “Discharge of First Lien Obligations” has the meaning given to such term in the Intercreditor Agreement.
          “Distributions” means all cash dividends, stock dividends, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers and consolidations, and all cash distributions or other distributions made in respect of the Pledged Interests, whether or not income, return of capital or otherwise, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Interests or other rights or interests constituting Pledged Collateral.
          “Existing Senior Notes Obligations” means Indebtedness (as defined in the Existing Senior Notes Indenture as in effect on the date hereof) due with respect to (a) the Existing Senior Notes and (b) the Subsidiary Guarantee (as defined in the Existing Senior Notes Indenture as in effect on the date hereof) of any Pledgor.
          “Existing Senior Notes Secured Parties” has the meaning given to the term “Holders”, as defined in the Existing Senior Notes Indenture as in effect on the date hereof.

          “First Lien Collateral Agent” has the meaning given to such term in the Intercreditor Agreement.
          “First Lien Obligations” has the meaning given to such term in the Intercreditor Agreement.
          “Indemnitee” has the meaning given to such term in Section 7.02.
          “Intercreditor Agreement” means the Intercreditor Agreement dated as of August 8, 2008, among the Borrower, the other Pledgors, JPMorgan Chase Bank, N.A., as the First Lien Collateral Agent (as defined therein), and Credit Suisse, as the Second Lien Collateral Agent (as defined therein).
          “Perfection Certificate” means the Perfection Certificate delivered by the Borrower on the date hereof pursuant to Article IV of the Credit Agreement, together with all schedules and attachments thereto.
          “Pledged Collateral” has the meaning given to such term in Section 2.01.
          “Pledged Interest Issuer” means each Person that is the issuer of any of the Pledged Interests.
          “Pledged Interests” means, collectively, the Equity Interests now owned or at any time hereafter acquired by any Pledgor that are pledged pursuant to Section 2.01, together with all registrations, certificates, articles or agreements governing or representing any such Equity Interests, all options and other rights, contractual or otherwise, at any time existing with respect to any such Equity Interests and all distributions, cash, instruments and other property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any such Equity Interests.
          “Pledged Property” means all Pledged Interests and all other pledged stock, partnership or membership interests and other securities which are now being delivered by any Pledgor to the Collateral Agent or may from time to time hereafter be delivered by any Pledgor to the Collateral Agent for the purpose of pledge under this Agreement, together with all proceeds of any of the foregoing.
          “Pledgors” has the meaning given to such term in the preamble.
          “Public Pledged Interest Issuer” means, at any time, any Pledged Interest Issuer any class of the Equity Interests in which, at such time, is listed or quoted for trading on any nationally recognized securities exchange or inter-dealer quotation system in the United States.
          “Quicksilver Canada Class C Shares” means Class C shares of common stock of Quicksilver Canada.
          “Secured Obligations” means, collectively, the Term Obligations and the Existing Senior Notes Obligations.

          “Secured Parties” means, collectively, the Term Secured Parties and the Existing Senior Notes Secured Parties.
          “Securities Act” has the meaning given to such term in Section 6.02(a).
          “Term Secured Parties” means, collectively, (a) the Lenders, (b) the Administrative Agent (including in its capacity as the Collateral Agent hereunder), (c) each other Person to whom any of the Term Obligations (including indemnification obligations) is owed and (d) the successors and assigns of each of the foregoing.
          “U.C.C.” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in the State of Texas or in any other applicable jurisdiction.
          SECTION 1.02. Terms Generally. Unless otherwise defined herein, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.
          SECTION 1.03. U.C.C. Definitions. Unless otherwise defined herein, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.
          SECTION 1.04. Rules of Construction. The rules of construction specified in Section 1.02 of the Credit Agreement shall also apply to this Agreement, mutatis mutandis.
ARTICLE II
Pledge
          SECTION 2.01. Grant of Security Interest. Each Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Collateral Agent, for the benefit of each of the Secured Parties, and hereby grants to the Collateral Agent, for the benefit of each of the Secured Parties, a continuing security interest in all of such Pledgor’s right, title and interest, whether now existing or hereafter arising or acquired, in and to the following property (any and all of the following being the “Pledged Collateral”): (a) all Equity Interests now owned or at any time hereafter acquired by such Pledgor, including the Equity Interests set forth opposite the name of such Pledgor on Schedule I; (b) all other Pledged Property, whether now or hereafter delivered to the Collateral Agent in connection with this Agreement; (c) all Distributions with respect to any Pledged Property; and (d) all proceeds of any of the foregoing. Notwithstanding anything herein to the contrary, the Pledged Collateral shall not include, and the Collateral Agent and the Secured Parties shall not have a Lien to secure the Secured Obligations, any Equity Interests of a Foreign Subsidiary in excess of 65% of the total combined voting power of all classes of voting Equity Interests of such Foreign Subsidiary and 100% of all non-voting Equity Interests of such Foreign Subsidiary.
          SECTION 2.02. Security for Secured Obligations. The Pledged Collateral secures the indefeasible payment in full in cash and performance of all the Secured Obligations now or hereafter existing, whether for principal, interest, costs, fees, expenses or otherwise.

          SECTION 2.03. Delivery of Pledged Property. (a) All certificates or instruments representing or evidencing any Pledged Property (other than any Equity Interests in an Inactive Subsidiary or any Quicksilver Canada Class C Shares) shall be delivered to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Collateral Agent) promptly following the acquisition thereof by any Pledgor, shall be in suitable form for transfer by delivery and shall be accompanied by all necessary endorsements or instruments of transfer or assignment, undated and duly executed in blank.
          (a) To the extent any of the Pledged Collateral constitutes a “certificated security” (as defined in Section 8-102(a)(4) of the U.C.C.), an “uncertificated security” (as defined in Section 8-102(a)(18) of the U.C.C.) or a “security entitlement” (as defined in Section 8-102(a)(17) of the U.C.C.), the applicable Pledgor shall cause the issuer thereof or the securities intermediary thereof to take all actions necessary or as reasonably requested by the Collateral Agent to grant “control” (as defined in Section 8-106 of the U.C.C.) of such Pledged Collateral to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Collateral Agent).
          SECTION 2.04. Continuing Security Interest. (a) This Agreement shall create a continuing security interest in the Pledged Collateral, and (i) shall remain in full force and effect until the payment in full in cash of all the Term Obligations (other than Contingent Obligations), (ii) shall be binding upon each Pledgor and its successors, transferees and assigns and (iii) shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Secured Parties.
          (a) Upon the payment in full in cash of all the Term Obligations (other than Contingent Obligations), the security interest granted herein (including the security interest granted herein to secure the Existing Senior Notes Obligations) shall terminate and all rights to the Pledged Collateral shall revert to the applicable Pledgors.
          (b) The security interests in any Pledged Collateral created hereby shall automatically be released, and any Subsidiary that is a Pledgor shall automatically be released from its obligations hereunder, in each case at the time or times and in the manner and to the extent set forth in Section 10.17 of the Credit Agreement or in the Intercreditor Agreement.
          (c) In connection with any termination or release pursuant to this Section 2.04, the Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor’s expense, all certificates and instruments representing or evidencing all Pledged Interests, together with all other Pledged Collateral, held by the Collateral Agent hereunder, and shall execute and deliver to any Pledgor, at such Pledgor’s expense, documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this paragraph shall be without recourse to or warranty by the Collateral Agent.
          SECTION 2.05. Security Interest Absolute. All rights of the Collateral Agent hereunder and the security interests granted to the Collateral Agent, for the benefit of the Secured Parties, hereunder and all obligations of the Pledgors hereunder shall be absolute and unconditional, irrespective of (a) any lack of validity, legality or enforceability of the Credit Agreement or any other Combined Loan Document; (b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Pledgor or any other Person under the provisions of the Credit Agreement, any Combined Loan Document or otherwise or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Secured Obligations; (c) any change in the time, manner or place of payment of, or in any other term of, any Secured Obligations or any other extension, compromise or renewal of any Secured Obligations; (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Pledgor hereby waives, to the extent permitted by applicable law, any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, or unenforceability of, or any other event or occurrence affecting, any Secured Obligations; (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Combined Loan Document; (f) any addition, exchange, release, surrender, or non-perfection of any collateral (including the Pledged Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guarantee, for any of the Secured Obligations; or (g) any other circumstances which would otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Pledgor, any surety or any guarantor in respect of any Secured Obligations or this Agreement.
          SECTION 2.06. Election of Remedies. If any Secured Party may, under applicable law, proceed to realize its benefits under this Agreement, any other Security Document or otherwise, either by judicial foreclosure or by non-judicial sale or enforcement, such Secured Party may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of the rights and remedies for its benefit under this Agreement (it being understood and agreed that nothing in this Section 2.06 shall limit the provisions of Section 5.02 of the Security Agreement). If, in the exercise of any of its rights and remedies, any Secured Party shall forfeit any of the rights or remedies for its benefit, including its right to enter a deficiency judgment against any Pledgor or any other Person, whether because of any applicable laws pertaining to “election of remedies” or the like, each Pledgor hereby consents to such action by such Secured Party and waives any claim based upon such action, even if such action by such Secured Party shall result in a full or partial loss of any rights of subrogation that such Pledgor might otherwise have had but for such action by such Secured Party.
ARTICLE III
Representations and Warranties
          Each Pledgor represents and warrants to the Collateral Agent, for the benefit of the Secured Parties, as at the date of each pledge and delivery hereunder (including each pledge and delivery of Pledged Interests) by such Pledgor to the Collateral Agent of any Pledged Collateral, as set forth in this Article III.
          SECTION 3.01. Perfection Certificate. The information set forth in the Perfection Certificate, including the exact legal name of each Pledgor, is correct and complete as of the date hereof.

          SECTION 3.02. Valid Security Interest. The security interests granted pursuant to Section 2.01, upon completion of the filings and other actions specified on Schedule II to this Agreement (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Collateral Agent in completed and, if applicable, duly executed form), will constitute valid, perfected, first priority security interests (subject, with respect to priority, to the priority of Liens securing the First Lien Obligations as set forth in the Intercreditor Agreement and to Permitted Encumbrances that have priority as a matter of law) in all of the Pledged Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties, as collateral security for the Secured Obligations.
          SECTION 3.03. As to Pledged Interests. The Pledged Interests are duly recorded in the records of the applicable Pledged Interest Issuer (if a Subsidiary) and clearly show the Collateral Agent’s security interest, for the benefit of the Secured Parties, and such registration is maintained in the principal office of such Pledged Interest Issuer and remains valid and in effect. All Pledged Interests constituting Equity Interests have been duly authorized and validly issued, are fully paid and non-assessable, and no Pledged Interests were issued in violation of the preemptive rights, if any, of any Person or of any agreement by which any Pledgor is bound. All documentary, stamp or other taxes or fees owing in connection with the registration, issuance, transfer or pledge of any Pledged Collateral (if any) have been paid. No restrictions or conditions exist with respect to the registration, transfer, voting or control of any Pledged Interests, except restrictions or conditions imposed by (a) applicable law or pursuant to the Loan Documents, (b) any First Lien Loan Documents as in effect on the date hereof (or any successor definitive documentation for any First Lien Permitted Indebtedness, provided that the restrictions and conditions contained in any such successor definitive documentation are not materially less favorable to the Lenders, taken as a whole, than the restrictions and conditions imposed by the First Lien Loan Documents as in effect on the date hereof), (c) restrictions and conditions imposed by any definitive agreements governing or evidencing any of the Existing Notes as in effect on the date hereof (or any definitive agreement governing or evidencing any Refinancing Indebtedness in respect of any of the Existing Notes, provided that the restrictions and conditions contained in any such definitive agreements are not materially less favorable to the Lenders, taken as a whole, than the restrictions and conditions imposed by the definitive agreements governing or evidencing such Existing Notes as in effect on the date hereof), (d) in respect of Equity Interests in any Subsidiary, customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, and (e) restrictions and conditions existing on the date hereof and identified on Schedule 7.14 to the Credit Agreement (but not any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition). All requisite formalities for the granting of a security interest in the Pledged Interests required pursuant to the Organic Documents of any Pledgor or any Pledged Interest Issuer have been complied with on or prior to the execution and delivery of this Agreement.
          SECTION 3.04. Certificated Nature of Equity Interests. All Pledged Interests that are Equity Interests represented by certificates or instruments (other than any Equity Interests in an Inactive Subsidiary or any Quicksilver Canada Class C Shares) have been delivered to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Collateral Agent), together with transfer documents as required in this Agreement (and each

Pledgor covenants and agrees that any certificates or instruments evidencing any such Equity Interests received by such Pledgor hereafter (other than any Equity Interests in an Inactive Subsidiary or any Quicksilver Canada Class C Shares) will be held in trust for the Collateral Agent and promptly delivered to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Collateral Agent)).
          SECTION 3.05. Reaffirmation of Representations and Warranties. All of the representations and warranties made by the Borrower regarding any Pledgor or Subsidiaries of any Pledgor in the Credit Agreement or in any other Loan Document are true and correct in all respects as if such representations and warranties were incorporated herein in their entirety and made by such Pledgor (except with respect to such representations and warranties which expressly relate to an earlier date, in which case such representations and warranties are true and correct in all respects as of such earlier date).
ARTICLE IV
Covenants
          Each Pledgor covenants and agrees that, so long as any Term Obligations (other than Contingent Obligations) shall remain unpaid, such Pledgor will, unless the Required Lenders shall otherwise consent in writing and subject to the Intercreditor Agreement, perform the obligations set forth in this Article IV.
          SECTION 4.01. Protect Collateral; Further Assurances, etc. Except as permitted by the Combined Loan Documents, the Pledgors will not sell, assign (by operation of law or otherwise), transfer, pledge, encumber in any other manner or otherwise dispose of the Pledged Collateral. Each Pledgor will warrant and defend the right and title (subject to Permitted Encumbrances) herein granted unto the Collateral Agent in and to the Pledged Collateral against the claims and demands of all Persons whomsoever. Each Pledgor agrees that at any time, and from time to time, at the reasonable expense of such Pledgor, such Pledgor will promptly execute and/or deliver all further instruments, and take all further action that may be reasonably necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect, preserve or protect any security interest granted or purported to be granted hereby by such Pledgor, or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral of such Pledgor. Each Pledgor agrees that, upon the acquisition after the date hereof by such Pledgor of any Pledged Collateral with respect to which the security interest granted hereunder is not perfected automatically upon such acquisition, to take such actions with respect to such Pledged Collateral or any part thereof as required by the Loan Documents.
          SECTION 4.02. Certificates; Certification of Limited Partnership Interests, etc. (a) Each Pledgor agrees that all certificates and instruments evidencing Pledged Interests delivered by such Pledgor pursuant to this Agreement will be accompanied by duly executed undated blank transfer powers, in substantially the form attached hereto as Exhibit I, or other equivalent instruments of transfer reasonably acceptable to the Collateral Agent. Each Pledgor will, from time to time upon the reasonable request of the Collateral Agent, promptly deliver to the Collateral Agent duly executed undated blank transfer powers in substantially the form attached hereto as Exhibit I or such other form acceptable to the Collateral Agent, and similar documents, reasonably satisfactory in form and substance to the Collateral Agent, with respect to the Pledged Property as the Collateral Agent may request and will, from time to time upon the request of the Collateral Agent after the occurrence and during the continuance of any Event of Default, promptly transfer any Pledged Interests into the name of any nominee designated by the Collateral Agent.
          (b) Each Pledgor acknowledges and agrees that (i) each limited partnership or limited liability company Equity Interest that is a Pledged Interest and not represented by a certificate shall not be a “security” within the meaning of Article 8 of the U.C.C. of the applicable jurisdiction and shall not be governed by Article 8 of the U.C.C. of the applicable jurisdiction and (ii) the Pledgors shall at no time elect to treat any such Equity Interest as a “security” within the meaning of Article 8 of the U.C.C. of the applicable jurisdiction or issue any certificate representing such Equity Interest (except that the Pledgors may elect to so treat any such Equity Interest as a “security” and issue any certificate representing such Equity Interest if promptly thereafter the applicable Pledgor delivers such certificate to the Collateral Agent in accordance with Section 3.04).
          (c) Each Pledgor agrees that (i) the Collateral Agent may notify any Pledged Interest Issuer (other than a Public Pledged Interest Issuer) of the existence of this Agreement by having such Pledged Interest Issuer acknowledge the Notice of Agreement attached hereto as Exhibit II and (ii) it will keep all of its material records concerning the Pledged Collateral, which records will be of such character as will enable the Collateral Agent or its designees to determine at any time the status thereof.
     SECTION 4.03. Continuous Pledge. Each Pledgor will, at all times, keep pledged to the Collateral Agent pursuant hereto all Pledged Interests, all Distributions with respect thereto and all other Pledged Collateral free and clear of all Liens, except for Permitted Encumbrances.
          SECTION 4.04. Voting Rights; Distributions, etc. Each Pledgor agrees:
          (a) after any Event of Default shall have occurred and be continuing and the Collateral Agent has delivered written notice to such Pledgor pursuant to clause (b) below, to deliver (properly endorsed where required hereby or requested by the Collateral Agent), promptly upon receipt thereof by such Pledgor, to the Collateral Agent all Distributions and all proceeds of the Pledged Collateral, all of which may be applied by the Collateral Agent in accordance with Section 6.04; and
          (b) after any Event of Default shall have occurred and be continuing and the Collateral Agent has delivered written notice to such Pledgor of the Collateral Agent’s intention to exercise its voting power under this clause (b), (i) the Collateral Agent may exercise (to the exclusion of the Pledgors) the voting power and all other incidental rights of ownership with respect to any Pledged Interests or other shares of capital stock constituting Pledged Collateral (AND EACH PLEDGOR HEREBY GRANTS TO THE COLLATERAL AGENT AN IRREVOCABLE PROXY (WHICH IRREVOCABLE PROXY IS COUPLED WITH AN INTEREST AND SHALL BE EFFECTIVE UNTIL SUCH TIME THAT ALL TERM

OBLIGATIONS (OTHER THAN CONTINGENT OBLIGATIONS) ARE REPAID IN FULL IN CASH), EXERCISABLE UNDER SUCH CIRCUMSTANCES, TO VOTE THE PLEDGED INTERESTS AND SUCH OTHER PLEDGED COLLATERAL), and (ii) promptly to deliver to the Collateral Agent such additional proxies and other documents as may be necessary or reasonably be requested by the Collateral Agent to allow the Collateral Agent to exercise such voting power.
          All Distributions and proceeds of Pledged Collateral which may at any time and from time to time be held by a Pledgor but which such Pledgor is then obligated to deliver to the Collateral Agent pursuant to this Agreement shall, until delivery to the Collateral Agent, be held by such Pledgor separate and apart from its other property in trust for the Collateral Agent. Notwithstanding the foregoing, the Collateral Agent agrees that, unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the written notice referred to in clause (b) above, the Pledgors shall (A) be entitled to receive and retain all Distributions on account of any Pledged Interests and (B) have the exclusive voting power with respect to any of the Pledged Interests constituting Pledged Collateral, and exercise all other organizational, contractual and other incidental rights and powers under and with respect to the Pledged Collateral, and the Collateral Agent shall, upon the written request of a Pledgor and/or upon the cure or waiver of all then existing Events of Default, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Pledgor which are necessary to allow such Pledgor to exercise such voting power and such other organizational, contractual and incidental rights and powers; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or any other action taken, by any Pledgor that would cause the occurrence of an Event of Default or would impair the value of the Pledged Collateral or be inconsistent with the terms of the Loan Documents.
          SECTION 4.05. Status of Pledged Interests. The recording of the Pledged Interests on the records of the Pledged Interest Issuers that are Subsidiaries shall at all times be valid and genuine and shall not be altered. The Pledged Interests constituting Equity Interests at all times shall be duly authorized, validly registered, fully paid and non-assessable, and shall not be registered in violation of the Organic Documents of any Pledged Interest Issuer or the preemptive rights of any Person, if any, or of any agreement by which any Pledgor or any Pledged Interest Issuer is bound.
          SECTION 4.06. Additional Undertakings. Each Pledgor agrees that it will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any Pledged Interests, except any such restrictions or conditions as would be permitted under Section 3.03.
          SECTION 4.07. State of Incorporation, Formation or Organization, etc. Each Pledgor will furnish to the Collateral Agent promptly, and in any event within 30 days upon an Authorized Officer of such Pledgor becoming aware of same, written notice of any change (a) in such Pledgor’s legal name or jurisdiction of organization, (b) in the location of such Pledgor’s principal place of business or chief executive office, (c) in such Pledgor’s identity or corporate structure and (d) in such Pledgor’s organizational number issued to it in its jurisdiction of organization or, with respect to any Pledgor organized under the laws of a jurisdiction that requires such information to be set forth on the face of a U.C.C. financing statement, such

Pledgor’s Federal Taxpayer Identification Number. Each Pledgor shall take all actions necessary or reasonably requested by the Collateral Agent to ensure that, notwithstanding any such change, the Liens on the Pledged Collateral granted in favor of the Collateral Agent, for the benefit of the Secured Parties, remain perfected, first priority Liens (subject, with respect to priority, to the priority of Liens securing the First Lien Obligations as set forth in the Intercreditor Agreement and to Permitted Encumbrances that have priority as a matter of law).
          SECTION 4.08. Filings. Each Pledgor hereby authorizes the Collateral Agent to file U.C.C. financing statements with respect to the Pledged Collateral describing the Collateral (including the Pledged Collateral) as “all assets” or words of similar import, and to file U.C.C. financing statements, and continuations and amendments thereto, and other similar documents with respect to the Pledged Collateral without its signature (to the extent permitted by applicable law).
          SECTION 4.09. Performance of Covenants in Loan Documents. Each Pledgor will perform, comply with, observe and fulfill, and will cause each of its Subsidiaries to perform, comply with, observe and fulfill, each of the covenants, agreements and obligations contained in the Credit Agreement and the other Loan Documents pertaining to or otherwise applicable to such Pledgor or any of its Subsidiaries.
ARTICLE V
The Collateral Agent
          SECTION 5.01. Appointment of Collateral Agent, etc. The provisions of Article V of the Security Agreement are hereby incorporated by reference, mutatis mutandis, with the same force and effect as if set forth in full herein, and by acceptance of the benefits of, or claiming any rights under, this Agreement, each Secured Party shall be deemed to have agreed to be bound by the terms thereof. Without limiting the generality of the foregoing, by acceptance of the benefits of, or claiming any rights under, this Agreement, each Secured Party shall be deemed to have (a) irrevocably appointed Credit Suisse (or any successor or assignee Collateral Agent) to serve as the Collateral Agent under this Agreement, and authorized the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of this Agreement, together with such actions and powers as are reasonably incidental thereto, (b) irrevocably agreed and consented that (i) the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for enforcement of any provisions of this Agreement against any Pledgor or the exercise of remedies hereunder and (ii) such Secured Party shall not take any action to enforce any provisions of this Agreement against any Pledgor or to exercise any remedy hereunder and (c) irrevocably have agreed and consented to the limitations on duties, obligations, responsibilities and liabilities of the Collateral Agent set forth in such provisions.
          SECTION 5.02. Collateral Agent Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints the Collateral Agent as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Collateral Agent’s discretion, to take any action and to execute any instrument which the Collateral Agent may deem necessary or prudent to accomplish the purposes of this Agreement, including without limitation: (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral; (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above; and (c) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or advisable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Pledged Collateral; provided that the Collateral Agent shall not take any of the foregoing actions in the place, stead or name of any Pledgor unless an Event of Default has occurred and is continuing. EACH PLEDGOR HEREBY ACKNOWLEDGES, CONSENTS AND AGREES THAT THE POWER OF ATTORNEY GRANTED PURSUANT TO THIS SECTION 5.02 IS IRREVOCABLE AND COUPLED WITH AN INTEREST AND SHALL BE EFFECTIVE UNTIL SUCH TIME THAT ALL TERM OBLIGATIONS (OTHER THAN CONTINGENT OBLIGATIONS) ARE REPAID IN FULL IN CASH.
          SECTION 5.03. Collateral Agent May Perform. If any Pledgor fails to perform any agreement contained herein, then the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by such Pledgor pursuant to Section 7.02, and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Collateral or of its security interest therein.
          SECTION 5.04. Collateral Agent Has No Duty. The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. Except for the exercise of reasonable care over any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Pledged Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.
          SECTION 5.05. Reasonable Care. The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Pledged Collateral in its possession; provided, however, the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Pledged Collateral if it takes such action for that purpose as a Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

ARTICLE VI
Remedies
          SECTION 6.01. Certain Remedies. Subject to the terms of the Intercreditor Agreement, if an Event of Default shall have occurred and be continuing:
          (a) The Collateral Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Uniform Commercial Code and also may, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days’ prior written notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
          (b) The Collateral Agent may (i) transfer all or any part of the Pledged Collateral into the name of the Collateral Agent or its nominee, with or without disclosing that such Pledged Collateral is subject to the lien and security interest hereunder, (ii) notify the parties obligated on any of the Pledged Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder, (iii) enforce collection of any of the Pledged Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, (iv) endorse any checks, drafts, or other writings in the Pledgor’s name to allow collection of the Pledged Collateral, (v) take control of any proceeds of the Pledged Collateral, and (vi) execute (in the name, place and stead of any Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.
          (c) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as additional collateral security for, or then or at any time thereafter be applied in whole or in part in accordance with Section 6.04.
          SECTION 6.02. Securities Laws. If the Collateral Agent shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to Section 6.01, then each Pledgor agrees that, upon the reasonable request of the Collateral Agent, such Pledgor will, at its own expense:

     (a) execute and deliver, and cause each Pledged Interest Issuer of the Pledged Property contemplated to be sold and the members, partners and shareholders thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent (acting reasonably), prudent to register such Pledged Property under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all necessary amendments and supplements thereto and to the related prospectus which, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; and
     (b) use its commercially reasonable efforts to qualify the Pledged Property under the applicable state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of the Pledged Property, as reasonably requested by the Collateral Agent; and
     (c) cause each such Pledged Interest Issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and
     (d) do or cause to be done all such other acts and things reasonably requested by the Collateral Agent that are reasonably necessary to make such sale of the Pledged Property or any part thereof valid and binding and in compliance with applicable law.
          SECTION 6.03. Compliance with Applicable Legal Restrictions. Each Pledgor agrees that in any sale of any of the Pledged Collateral whenever an Event of Default shall have occurred and be continuing, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures under applicable law (if any)) as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Pledged Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority, and each Pledgor further agrees that such compliance shall not be the primary or sole reason for such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to such Pledgor for any discount allowed by the reason of the fact that such Pledged Collateral is sold in compliance with any such limitation or restriction.
           SECTION 6.04. Application of Proceeds. The Collateral Agent shall apply all proceeds that it shall receive from any collection or sale of Pledged Collateral, as well as any Pledged Collateral consisting of cash, as follows (but subject to the provisions of the Intercreditor Agreement):

     FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document on behalf of any Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document, in each case, payable by the Borrower or any other Pledgor pursuant to this Agreement or any other Loan Document;
     SECOND, to the payment of all such other Term Obligations as shall be owed to the Administrative Agent (in its capacity as such);
     THIRD, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata (as determined by the Collateral Agent) in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and
     FOURTH, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.
The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds or Pledged Collateral in accordance with this Agreement and the other Loan Documents. Upon any sale of Pledged Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
          SECTION 6.05. Warranties. The Collateral Agent may sell the Pledged Collateral without giving any warranties or representations as to the Pledged Collateral. The Collateral Agent may disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Pledged Collateral.
ARTICLE VII
Miscellaneous Provisions
          SECTION 7.01. “Loan Document”; “Security Document”. This Agreement is a Loan Document and a Security Document (each as defined in the Credit Agreement) executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
          SECTION 7.02. Indemnity and Expenses. (a) Without limiting the generality of the provisions of Section 10.03 of the Credit Agreement, and except to the extent reimbursement of expenses is limited by Section 10.03(a) of the Credit Agreement to reimbursement of expenses of only certain parties, each Pledgor agrees to indemnify the Administrative Agent (including in its capacity as the Collateral Agent, and any sub-agent thereof), each Arranger and each Lender, and each Related Party of any of the foregoing Persons (each such Person being referred to as an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable out-of-pocket fees, charges and disbursements of any counsel for any Indemnitee, arising out of, in connection with or as a result of this Agreement or any other Loan Document (including enforcement of this Agreement or any other Security Document), whether based on contract, tort or any other theory and whether initiated against or by any party to this Agreement or any other Loan Document, any Affiliate of any of the foregoing or any third party (and regardless of whether any Indemnitee is a party thereto); provided, that such indemnity and release shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (i) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee (it being understood that it is the intention of the parties hereto that each of the Indemnitees be indemnified in the case of its own negligence (other than gross negligence), regardless of whether such negligence is sole or contributory, active or passive, imputed, joint or technical), (ii) except where such Indemnitee is the Administrative Agent or the Collateral Agent (or any sub-agent thereof) or a Related Party thereof, relate to claims between or among the Lenders or any of their Affiliates, shareholders, partners or members (other than any such claims arising from a breach by any Pledgor of its obligations under this Agreement or any other Loan Document) or (iii) except where such Indemnitee is the Administrative Agent or the Collateral Agent (or any sub-agent thereof) or a Related Party thereof, are in respect of any property for any occurrence arising from the acts or omissions of any Lender during the period after which such Person, its successors or assigns shall have obtained possession of such property (whether by foreclosure or deed in lieu of foreclosure, as mortgagee-in-possession or otherwise). If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of each of the foregoing which is permissible under applicable law.
          (b) Each Pledgor will upon demand therefor pay to the Collateral Agent the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its outside counsel, which the Collateral Agent incurs in connection with (i) the administration of this Agreement and each other Loan Document to which such Pledgor is a party; (ii) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral (as defined in the Credit Agreement); (iii) the exercise or enforcement of any of the rights of the Collateral Agent; or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.
          (c) To the extent permitted by applicable law, no party hereto shall assert, or permit any of its Related Parties to assert, and each party hereby waives, any claim against the Collateral Agent, the Administrative Agent, any Arranger or any Lender, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby or any transaction or act contemplated hereby or thereby.

          (d) Any amounts payable as provided in paragraphs (a) or (b) of this Section shall be additional Term Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.02 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby and thereby, the invalidity or unenforceability of any term or provision of this Agreement or any other Security Document, or any investigation made by or on behalf of the Collateral Agent, the Administrative Agent, any Arranger or any Lender. All amounts due under this Section 7.02 shall be payable not later than 30 days after written demand is received by the applicable Pledgor therefor.
          SECTION 7.03. Waivers, Amendments. (a) No failure or delay by the Collateral Agent in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder are cumulative and are not exclusive of any rights or remedies that the Secured Parties would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.
          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except (i) pursuant to an agreement or agreements in writing entered into between the Collateral Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.02 of the Credit Agreement, and (ii) as provided in the Intercreditor Agreement.
          SECTION 7.04. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Pledgor (other than the Borrower) shall be given to it in care of the Borrower as provided in Section 10.01 of the Credit Agreement.
          SECTION 7.05. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
          SECTION 7.06. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          SECTION 7.07. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the

Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Pledgor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Pledgor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Pledged Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by the Credit Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be waived, amended, modified or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.
          SECTION 7.08. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OR PRIORITY OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.
          (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT, ANY ARRANGER OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
          (c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN

PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
          (d) EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.04. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW; PROVIDED THAT NOTICE OF THE USE OF ANY SUCH ALTERNATIVE MEANS OF SERVICE SHALL BE PROVIDED TO EACH AFFECTED PARTY IN THE MANNER PROVIDED IN SECTION 7.04.
          SECTION 7.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.09.
          SECTION 7.10. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
          SECTION 7.11. Additional Pledgors. Pursuant to Section 5.15 of the Credit Agreement, each Subsidiary that becomes a Designated Credit Party after the Closing Date is required to enter into this Agreement as a Pledgor. Upon the execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Exhibit III, such Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.
          SECTION 7.12. Intercreditor Agreement. (a) Notwithstanding anything herein to the contrary, this Agreement and the security interests and other Liens granted to the Collateral Agent, for the benefit of the Secured Parties, hereunder and the exercise of the rights and remedies of the Collateral Agent and the Secured Parties hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control. No Secured Party shall have any right individually to enforce or realize upon any Liens granted under this Agreement, it being understood and agreed that such rights may be exercised solely by the Collateral Agent on behalf of the Secured Parties.
          (b) BY ACCEPTANCE OF THE BENEFITS OF, OR CLAIMING ANY RIGHTS UNDER, THIS AGREEMENT OR ANY OTHER SECURITY DOCUMENT, EACH EXISTING SENIOR NOTES SECURED PARTY WILL BE DEEMED IRREVOCABLY (I) TO HAVE ACKNOWLEDGED AND AGREED TO THE PROVISIONS OF THIS SECTION 7.12, (II) TO HAVE ACCEPTED AND CONSENTED TO THE INTERCREDITOR AGREEMENT AND TO EACH ACKNOWLEDGEMENT, AGREEMENT, CONSENT AND WAIVER MADE THEREIN BY THE COLLATERAL AGENT ON BEHALF OF THE EXISTING SENIOR NOTES SECURED PARTIES AND (III) TO HAVE ACKNOWLEDGED AND AGREED THAT ITS ENTITLEMENT TO THE BENEFITS OF THIS AGREEMENT OR ANY OTHER SECURITY DOCUMENT AND THE SECURITY INTERESTS AND OTHER LIENS CREATED HEREBY OR THEREBY IS EXPRESSLY CONDITIONED UPON ITS OBSERVANCE OF THE TERMS OF THE INTERCREDITOR AGREEMENT.
          SECTION 7.13. Concerning BBEP Common Units. The Collateral Agent, on behalf of the Secured Parties, hereby acknowledges the restrictions on the pledge and transfer of the BBEP Common Units set forth in Section 6.20 of the Contribution Agreement, and agrees that, in the event of any exercise of rights or remedies hereunder in respect of the BBEP Common Units, the rights of the Collateral Agent shall be subject thereto.
[SIGNATURES BEGIN ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the day and year first above written.

PLEDGORS:

QUICKSILVER RESOURCES INC.,

by

/s/ MarLu Hiller

Name: MarLu Hiller
Title: Vice President–Treasurer

COWTOWN PIPELINE FUNDING, INC.,

by

/s/ MarLu Hiller

Name: MarLu Hiller
Title: Vice President–Treasurer

COWTOWN PIPELINE MANAGEMENT, INC.,

by

/s/ MarLu Hiller

Name: MarLu Hiller
Title: Vice President–Treasurer

COWTOWN PIPELINE L.P.,

By:		Cowtown Pipeline Management, Inc., its general partner

by

/s/ MarLu Hiller

Name: MarLu Hiller
Title: Vice President–Treasurer

COWTOWN GAS PROCESSING L.P.,

By:		Cowtown Pipeline Management, Inc., its general partner

by

/s/ MarLu Hiller

Name: MarLu Hiller
Title: Vice President–Treasurer

The undersigned hereby acknowledges and consents to this Pledge Agreement and agrees to the provisions of same.

CREDIT SUISSE, Cayman Islands Branch,

by

/s/ Vanessa Gomez

Name: Vanessa Gomez
Title: Director

by

/s/ Nupur Kumar

Name: Nupur Kumar
Title: Associate

[SIGNATURE PAGE TO PLEDGE AGREEMENT]